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                                                                   Exhibit 23(d)


               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this Amendment I to Registration Statement on Form S-3 File No. 333-64215.


                                                         /s/ Arthur Andersen LLP



Fort Worth, Texas,
  December 11, 1998